UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2012
GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Compensatory Arrangements of Certain Officers.

    On March 30, 2012, the Board of Directors of Granite Construction Incorporated (the “Company”) approved and adopted the Granite Construction Incorporated 2012 Equity Incentive Plan (the “2012 Plan”), subject to the approval of the 2012 Plan by the Company’s shareholders, and directed that the matter be submitted to the Company’s shareholders for their approval. On May 23, 2012, the Company held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) at the Chaminade Resort in Santa Cruz, California. At the Annual Meeting, the Company’s shareholders approved the proposal to approve the 2012 Plan, as more specifically described in Item 5.07 below.

The material terms and conditions of the 2012 Plan are described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 11, 2012. This description is qualified in its entirety by reference to the full text of the 2012 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Under the 2012 Plan, the Company may grant awards of stock options, restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards. The form of award agreement for certain of these awards is attached hereto as Exhibit 10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, the Company held the Annual Meeting on May 23, 2012. A total of 36,071,235 shares of the Company’s common stock were present or represented by proxy at the meeting, representing approximately 93.40% of the Company’s shares outstanding as of the March 26, 2012 record date. The final results of voting on each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.	The election of two director nominees to serve for the ensuing three-year term and until their successors are elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
David H. Kelsey	31,743,162	1,135,065	83,488	3,109,520
James W. Bradford, Jr.	31,999,371	870,330	92,014	3,109,520

2.	Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
31,918,284	936,233	107,198	3,109,520

3.	Proposal to approve the Granite Construction Incorporated 2012 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
27,107,714	5,636,764	217,237	3,109,520

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012:

For	Against	Abstain
35,729,620	270,245	71,370

Pursuant to the foregoing votes, the two director nominees listed above were elected to serve on the Company’s Board of Directors for the ensuing three-year term, the compensation of the named executive officers was approved on an advisory basis, the 2012 Plan was approved, to be effective January 1, 2012 and to serve as the successor to the Granite Construction Incorporated Amended and Restated 1999 Equity Incentive Plan, and the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm was ratified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit Number	Description
10.1	Granite Construction Incorporated 2012 Equity Incentive Plan
10.2	Form of Non-Employee Director Restricted Stock Unit Agreement effective May 22, 2012

[Signature page follows.]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Richard A. Watts
Richard A. Watts
Vice President, General Counsel and Secretary
Date: May 25, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Granite Construction Incorporated 2012 Equity Incentive Plan
10.2	Form of Non-Employee Director Restricted Stock Unit Agreement effective May 22, 2012